UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

29th March, 2011
Date of Report (Date of Earliest Event Reported)

cMoney, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-145743	75-3260546
(State or other jurisdiction of Identification)	(Commission File Number)	(IRS Employer No.)

One Sugar Creek Blvd Ste 500, Sugar Land, TX. 77478
Address

(713) 589-5393
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

HOUSTON (March 29th, 2011) – cMoney, Inc., a Houston-based company at the forefront of mobile phone-based payment and money transfer utilizing secure patent pending technologies for mobile phone users, retailers and financial institutions. cMoney has added to its recent appointments in its accounting and legal firms to assist the executive team in preparing all the current financial statements, which will then be audited and submitted to the SEC.

Paul Matthews, the company CEO says, “We are pleased to confirm that Locke Lord Bissell & Liddel LLP (LLB&L) Houston, have today confirmed their engagement by cMoney as our Attorneys and Counselors. With our recent announcements and now this appointment, the cMoney team will move forward to submission of the Form S-1 to the SEC.” When Pannell Kerr Forster of Texas PC (PKF of Texas), our auditors, complete their work, they will hand over to LLB&L.  Gregory Hill, Partner of LLB&L stated, “We are delighted to join the cMoney team as they move forward, with our first assignment to prepare and submit the expedited Form S-1.”

Mr. Matthews added, “Also all cMoney Inc. company registrations for the State of Nevada are being brought up to date.”

About cMoney, Inc.

cMoney, Inc., a Houston-based technology company that provides innovative secure mobile payment solutions for mobile phone users, retailers and financial institutions, has developed an innovative way to send money and pay for goods and services using a mobile phone and the text messaging system protected by patents . Scheduled to debut in 2011, the pioneering technology will create a “virtual wallet” that will eliminate exposure to identity and credit card theft for users. It can be used anywhere that cash, checks, ATM’s or credit cards are accepted. For more information, visit www.cmoney.com

Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking statements". Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions and the ability to market successfully acquired technologies and products; the ability of cMoney, Inc. (“the Company”) to effectively compete; the timing and effectiveness of the planned launch of the new C$ cMoney product; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; and changes in and a dependence on key personnel. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cMoney, INC.

By:	/s/ Paul Matthews
Name:	Paul Matthews
Title:	Chief Executive Officer

Dated:	3/29/2011